CENTRAL PARK GROUP MULTI-EVENT FUND

Supplement to the Prospectus dated March 2, 2011

At a meeting of the Board of Trustees (the "Board") of Central Park Group Multi-Event Fund (the "Fund") held on August 10, 2011, the Board unanimously approved, subject to shareholder approval, a new investment advisory agreement (the "New Agreement") between the Fund and Central Park Multi-Event Management, LLC (the "New Adviser").  The New Adviser is a joint venture between Central Park Advisers, LLC ("Central Park Advisers"), which serves as managing member, and Brencourt Advisors, LLC ("Brencourt Advisors"), which serves as non-managing member.  If the New Agreement is approved by the Fund's shareholders, personnel of Brencourt Advisors would provide day-to-day management of the Fund's portfolio under the oversight of Central Park Advisers, commencing November 1, 2011.  The existing investment advisory agreement between the Fund and Central Park Para Management, LLC (the "Existing Adviser") will terminate at the close of business on October 31, 2011.

At their meeting held on August 10, 2011, the Board, including a majority of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), also approved a new Sub-Administration Agreement (the "New Sub-Administration Agreement") between Brencourt Advisors and Central Park Advisers.  The New Sub-Administration Agreement will permit Brencourt Advisors to provide the same sub-management and sub-administrative services that are now provided to the Fund by Para Advisors LLC, commencing November 1, 2011.  The New Sub-Administration Agreement is not subject to approval by the Fund's shareholders, but is conditioned on the approval of the New Agreement by shareholders.

A Special Meeting of Shareholders of the Fund (the "Meeting") will be held at 10:00 a.m. (Eastern Daylight Time) on September 23, 2011, at the offices of the Fund at 805 Third Avenue, New York, New York 10022, for the purpose of approving the New Agreement.  Shareholders of record of the Fund as of the close of business on August 19, 2011 (the "Record Date") are entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.  If you did not own shares of the Fund as of the Record Date, you will not be entitled to vote at the Meeting and, consequently, you will not receive proxy materials.

Investment Strategies and Related Performance

Subject to approval by the Fund's shareholders, Brencourt Advisors, as the non-managing member of the New Adviser, will be responsible for the day-to-day management of the Fund's portfolio under the oversight of Central Park Advisers, commencing November 1, 2011.  The Fund will seek its investment objective of achieving capital appreciation, while seeking to moderate risk and reduce volatility compared to the general equities market, by continuing to pursue a variety of investment strategies, including principally the event-driven strategies disclosed below.  The risks described in the Fund's Prospectus and Statement of Additional Information will continue to be applicable to the Fund after it enters into the New Agreement, effective as of November 1, 2011.  You should refer to the Fund's current Prospectus and Statement of Additional Information for a comprehensive discussion of the Fund's investment strategies and their related risks.

Brencourt Advisors will employ an investment program for the Fund that is substantially similar to the investment program that it employs in managing various other event-driven investment accounts that have investment objectives, programs, policies and strategies that are substantially the same as those of the Fund (the "Other Accounts") and that had aggregate net assets as of July 31, 2011 of approximately $218 million.  The personnel of Brencourt Advisors who will be responsible for managing the investment portfolio of the Fund manage the investment portfolios of the Other Accounts.  Appendix A hereto contains performance information for those Other Accounts.  Neither the New Adviser nor Brencourt Advisors serves as an investment adviser to other investment companies registered under the 1940 Act.

Information About Brencourt Advisors

Brencourt Advisors, a Delaware limited liability company located at 600 Lexington Avenue, 8th Floor, New York, New York 10022, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended.  Brencourt Advisors was founded by William L. Collins, its principal owner, in January 2001 to continue the investment philosophy and strategy that he had established in managing Taurus Partners, L.P. from 1993 through 2000.  Brencourt Advisors' founding partners have worked together since 1996 and its portfolio management team is comprised of 15 seasoned investment professionals.  Brencourt Advisors provides investment advisory services to institutions and individuals, and, as of August 1, 2011, had approximately $361 million of assets under management, including proprietary funds.

Brencourt Advisors pursues three core event-driven strategies:  (i) merger arbitrage, (ii) credit opportunities and (iii) multi-strategy (which itself includes exposure to merger arbitrage, credit opportunities, and equity special situations).  It also pursues other non-core strategies.

Portfolio Management of the Fund

Brencourt Advisors' principal owner is William L. Collins who will primarily be responsible for the day-to-day management of the Fund's investment portfolio.  Prior to founding Brencourt Advisors, Mr. Collins was a Senior Managing Director at ING Furman Selz Asset Management, where he managed the firm's capital in event-driven strategies, as well as over $1 billion in customer assets, and was responsible for the department's growth, development and performance since its inception in 1986.  Mr. Collins joined Furman Selz, LLC in 1980 and served on the firm's Board of Directors from 1989 until its acquisition by ING Group in 1997.  During that time, he also served on the firm's management committee.  Prior to joining Furman Selz, LLC, Mr. Collins managed the proprietary options department at Bache Halsey Stuart Shields.  Prior to that, he was a trader in Lehman Brothers' risk arbitrage department.  Mr. Collins received his B.A. from St. John's University and M.B.A. from New York University.

APPENDIX A

FUND PERFORMANCE INFORMATION
CENTRAL PARK GROUP MULTI-EVENT FUND
AS OF JULY 31, 2011

NOTE:  If approved by the Fund's shareholders, Central Park Multi-Event Management, LLC will assume the day-to-day investment management of the Fund as of November 1, 2011.  Prior to this date, the Fund will have been managed by a different portfolio manager and the adviser to the Fund will have been Central Park Para Management, L.L.C.

FUND MONTHLY RETURNS
AS OF JULY 31, 2011

Year	January	February	March	April	May	June	July	August	September	October	November	December	YEAR
2007												0.32%	0.32%
2008	-2.54%	3.49%	-3.38%	0.25%	0.43%	-7.29%	-1.90%	-1.09%	-4.80%	1.93%	-2.17%	0.19%	-16.05%
2009	-0.71%	-2.22%	1.62%	3.86%	2.54%	0.85%	5.56%	0.55%	0.90%	-0.04%	0.72%	2.02%	16.66%
2010	-0.90%	0.96%	2.89%	0.10%	-4.75%	-3.59%	3.07%	-1.54%	2.67%	1.34%	-1.98%	3.22%	1.09%
2011	1.11%	1.75%	-0.83%	1.90%	-1.29%	-1.96%	-1.32%						-0.71%

FUND AVERAGE ANNUAL TOTAL RETURNS
AS OF JULY 31, 2011

	1 Year	Since Inception
Central Park Group Multi-Event Fund	2.91%	-0.38%

BACKGROUND

Central Park Group Multi-Event Fund (the "Fund") was organized as a statutory trust under the laws of Delaware on November 21, 2006.  The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.  The Fund's investment objective is to achieve capital appreciation, while seeking to moderate risk and reduce volatility compared to the general equities markets, by pursuing a variety of investment strategies.  The Fund commenced operations on December 6, 2007.

Since the Fund's inception, Central Park Para Management, L.L.C., a joint venture between Central Park Advisers, LLC (the "Manager") and Para Advisors LLC, has served as its investment adviser.  On August 10, 2011, the Fund's Board of Trustees (the "Trustees") approved various changes to the management of the Fund, including engaging Central Park Multi-Event Management, LLC (the "Adviser"), a joint venture between the Manager and Brencourt Advisors, LLC ("Brencourt Advisors"), to serve as the investment adviser to the Fund as of November 1, 2011, pending approval of the Fund's shareholders.  The Manager and Brencourt Advisors are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the Adviser's application for registration under the Advisers Act currently is pending with the Securities and Exchange Commission.

The Adviser will employ as its portfolio manager Mr. William L. Collins of Brencourt Advisors to be primarily responsible for the day-to-day management of the Fund's investment portfolio, under the oversight of the Manager's personnel.  Brencourt Advisors was founded by Mr. Collins, its principal owner, in January 2001 to continue the investment philosophy and strategy that he had established in managing Taurus Partners, L.P. from 1993 through 2000.  Brencourt Advisors pursues three core event-driven strategies:  (i) merger arbitrage, (ii) credit opportunities and (iii) multi-strategy (which itself includes exposure to merger arbitrage, credit opportunities, and equity special situations).  It also pursues other non-core strategies.  Brencourt Advisors' founding partners have worked together since 1996 and its portfolio management team is comprised of 15 seasoned investment professionals.

COMPOSITE PERFORMANCE INFORMATION OF BRENCOURT ADVISORS

Brencourt Advisors will employ an investment program for the Fund that is substantially similar to the investment program that it employs in managing various other event-driven investment accounts that have investment objectives, programs, policies and strategies that are substantially the same as those of the Fund (the "Other Accounts") and that had aggregate net assets as of July 31, 2011 of approximately $218 million.  The personnel of Brencourt Advisors who will be responsible for managing the investment portfolio of the Fund manage the investment portfolios of the Other Accounts.  As of August 1, 2011, Brencourt Advisors had total assets under management, including proprietary funds, of approximately $361 million.

Because of the similarity of investment programs, as a general matter, Brencourt Advisors will consider participation by the Fund in all appropriate investment opportunities that are under consideration by Brencourt Advisors for the Other Accounts.  Brencourt Advisors will evaluate for the Fund and for the Other Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Other Accounts at a particular time.  Because these considerations may differ for the Fund and the Other Accounts in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and each of the Other Accounts will differ.

THE TABLE ON PAGE A-3 SETS FORTH FOR THE PERIODS INDICATED COMPOSITE MONTHLY PERFORMANCE INFORMATION OF ALL OTHER ACCOUNTS MANAGED BY BRENCOURT ADVISORS THAT HAVE INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES THAT ARE SUBSTANTIALLY SIMILAR TO THE FUND.  THE FOLLOWING TABLES ON PAGE A-6 PRESENT ANNUAL PERFORMANCE INFORMATION FOR THE OTHER ACCOUNTS AND FOR VARIOUS INDICES.  THE RETURNS SHOWN FOR THE OTHER ACCOUNTS REFLECT THE ACTUAL FEES AND EXPENSES INCURRED BY THE OTHER ACCOUNTS.  THE TABLES SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO.  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  PROSPECTIVE INVESTORS SHOULD RECOGNIZE THAT THE FUND'S FEES AND EXPENSES ARE HIGHER THAN THOSE OF EACH OF THE OTHER ACCOUNTS.

ACCORDINGLY, HAD THE OTHER ACCOUNTS' PERFORMANCE RECORDS REFLECTED THE FUND'S FEES AND EXPENSES, THE OTHER ACCOUNTS' RETURNS SHOWN IN THE TABLE MAY HAVE BEEN LOWER.  FURTHERMORE, THERE ARE CERTAIN DIFFERENCES BETWEEN THE INVESTMENT POLICIES OF THE FUND AND THE OTHER ACCOUNTS.  UNLIKE THE FUND, CERTAIN OF THE OTHER ACCOUNTS ARE NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS IMPOSED BY APPLICABLE SECURITIES LAWS, OR TO THE SAME REQUIREMENTS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, TO WHICH THE FUND IS SUBJECT, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED THE OTHER ACCOUNTS' PERFORMANCE.  THE FUTURE PERFORMANCE OF THE FUND, THE OTHER ACCOUNTS AND THE VARIOUS INDICES MAY DIFFER.

FUTURE INVESTMENTS WILL BE MADE UNDER DIFFERENT ECONOMIC CONDITIONS AND WILL INCLUDE DIFFERENT INVESTMENTS.  MEMBERS OF BRENCOURT ADVISORS RESPONSIBLE FOR INVESTMENTS HAVE CHANGED AND MAY CHANGE IN THE FUTURE.  PROSPECTIVE INVESTORS SHOULD NOT ASSUME THAT THEY WILL EXPERIENCE PERFORMANCE COMPARABLE TO THAT SET FORTH BELOW.

BRENCOURT ADVISORS COMPOSITE MONTHLY RETURNS (1)
AS OF JULY 31, 2011

Year	January	February	March	April	May	June	July	August	September	October	November	December	YEAR
2001(2)		0.07%	-0.02%	0.83%	1.65%	-0.52%	0.64%	0.90%	-1.00%	0.44%	0.23%	0.23%	3.48%
2002	0.36%	-0.13%	0.56%	0.61%	0.04%	-0.59%	-1.15%	0.05%	0.39%	0.18%	0.58%	1.01%	1.91%
2003	0.92%	-0.36%	-1.28%	1.61%	0.56%	1.65%	0.95%	0.42%	1.60%	1.29%	0.67%	2.35%	10.83%
2004	2.83%	-0.18%	-0.30%	0.51%	0.25%	0.58%	0.11%	0.91%	2.02%	1.52%	3.38%	1.72%	14.11%
2005	-0.84%	1.30%	-0.42%	-0.74%	0.25%	2.62%	2.69%	1.93%	0.74%	-0.45%	0.30%	1.30%	8.94%
2006	2.57%	0.69%	1.61%	1.16%	-0.55%	-0.52%	0.53%	0.69%	0.78%	0.68%	2.45%	2.83%	13.64%
2007	2.97%	1.73%	1.59%	1.91%	2.94%	-0.96%	-3.04%	-0.86%	1.47%	1.89%	-3.73%	-0.10%	5.68%
2008	-5.35%	-0.86%	-1.82%	2.37%	1.42%	-0.91%	-0.30%	0.18%	-6.86%	-4.52%	-1.02%	-0.24%	-16.87%
2009	1.94%	-2.09%	2.05%	-0.83%	8.58%	1.89%	10.75%	5.26%	2.07%	0.43%	2.61%	3.04%	41.19%
2010	2.93%	0.49%	2.60%	3.05%	-1.52%	0.02%	0.11%	-0.31%	0.90%	0.66%	0.80%	1.55%	11.77%
2011	2.22%	1.60%	0.29%	0.17%	-0.57%	-0.89%	-0.14%						2.70%

BRENCOURT ADVISORS COMPOSITE AVERAGE ANNUAL TOTAL RETURNS
AS OF JULY 31, 2011

	1 Year	5 Years	10 Years
Brencourt Advisors Composite	6.41%	8.91%	8.63%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The notes below refer to the tables on the prior and following pages.

(1) These tables present the investment performance of the Other Accounts. The information contained in these tables was prepared by Brencourt Advisors based on the following facts and assumptions:

(a) The composite performance information is an asset-weighted average of the returns of each of the Other Accounts.  In September 2008, Brencourt Advisors designated a portion of the Other Accounts' assets as special situations investments.  The composite performance information does not include the performance of such special situations investments.

(b) The Other Accounts' returns take into account each Other Account's actual fees and expenses.

The returns do not reflect the reinvestment of any distributions made by the Other Accounts.  The Fund's fees and expenses are higher than those of each of the Other Accounts.

(c) The composite performance information for the Other Accounts includes the performance from February 2001 through July 31, 2011 of between one and three accounts, including domestic and offshore private funds.  Aggregate assets under management in the Other Accounts ranged from an initial value as of February 2001 of approximately $11.8 million, to a high of approximately $1,470.2 million as of July 2007.  The composite performance information for the Other Accounts excludes the performance from three separately managed accounts that differed in investment strategy and/or risk profile.  Aggregate assets under management in those separately managed accounts ranged from an initial value as of January 2005 of approximately $65 million, to a high of approximately $737.8 million as of November 2007.  The composite performance information for the Other Accounts was not prepared in compliance with the GIPS® standards (Global Investment Performance Standards).

(2) From 2001-2002, Brencourt Advisors' multi-strategy approach included certain strategies such as quantitative arbitrage and convertible arbitrage that it no longer employs.  The strategy employed for the Other Accounts has changed in the past and the strategy for the Fund and Other Accounts may change in the future.

(3) Does not reflect fees or expenses of any kind.

(4) The Standard & Poor's 500 Stock Index with Dividends Reinvested is a market capitalization-weighted index made up of the 500 US companies with the largest market capitalizations.

(5) The Russell 2000 Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities.  Composition of the index is based solely on market capitalization, and its composition can change at any time.

(6) The Barclays Capital U.S. Aggregate Bond Index is a benchmark index made up of the Barclays Capital U.S. Government/Corporate Bond Index, U.S. Mortgage-Backed Securities Index, and U.S. Asset Backed Securities Index, which, in the aggregate, represent fixed-income securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.  The index was formally named the Lehman Brothers U.S. Aggregate Bond Index.

(7) Returns and Risk numbers are measured from the commencement of Brencourt Advisors' management of the Other Accounts in February 2001.

(8) A statistical measure of dispersion of a set of observations about their mean or other measure of central tendency.  It is used to measure an investment's volatility.  The higher the standard deviation the greater the volatility of returns and, thus, the more the return deviates from expected normal returns.

OTHER DISCLOSURES

This information is intended for illustration purposes only.  No index is directly comparable to the Fund or the Other Accounts.  Past performance is not indicative of future results or performance of any account managed by Brencourt Advisors, or of the Fund. There is no guarantee that the Fund will achieve its investment objective.

BRENCOURT ADVISORS COMPOSITE ANNUAL RETURNS
AS OF JULY 31, 2011

	Other Accounts (1)	S&P (3, 4)	Russell (3, 5)	Barclays (3, 6)
2001	3.48%	-11.88%	1.04%	8.42%
2002	1.91%	-22.09%	-21.58%	10.26%
2003	10.83%	28.67%	45.37%	4.11%
2004	14.11%	10.87%	17.00%	4.34%
2005	8.94%	4.91%	3.32%	2.43%
2006	13.64%	15.78%	17.00%	4.33%
2007	5.68%	5.50%	-2.75%	6.96%
2008	-16.87%	-37.00%	-34.80%	5.22%
2009	41.19%	26.45%	25.22%	5.93%
2010	11.77%	15.00%	25.31%	6.54%
2011*	2.70%	3.87%	2.37%	4.37%

BRENCOURT ADVISORS COMPOSITE RISK STATISTICS

	AVERAGE ANNUAL RETURNS SINCE FEBRUARY 2001 (7)	STANDARD DEVIATION (7, 8)
OTHER ACCOUNTS (1)	8.48%	7.00%
S&P 500 (3, 4)	1.38%	16.05%
RUSSELL 2000 (3, 5)	5.75%	20.73%
BARCLAYS AGGREGATE (3, 6)	5.82%	3.75%

*  January 1 – July 31, 2011.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.